EXHIBIT 99.1

An Innovative and Disruptive Approach to Leveraged Buyouts

Legal Disclaimer This presentation contains certain forward-looking statements within the meaning of the federal securities laws. These statements may be made a part of this presentation or by reference to other documents we file with the SEC. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “may,” “estimate,” “should,” “seek,” “expect,” “plan,” “believe,” “intend,” and similar words, or the negatives of those words, are intended to identify forward-looking statements. Certain statements regarding the following particularly are forward-looking in nature: Future financial performance, market forecasts or projections, projected capital expenditures; Our business strategy. All forward-looking statements are based on our management’s beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to it. These statements are not statements of historical fact. Forward-looking statements are subject to a number of factors, risks and uncertainties, some of which are not currently known to us, that may cause our actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial position. Our actual results may differ materially from the results discussed in forward-looking statements. Factors that might cause such a difference include, but are not limited to the risks set forth in “Risk Factors” included in our SEC filings. The specific discussions contained in this presentation about our company include financial projections and future estimates and expectations about our company’s business.  The projections, estimates and expectations are presented in this presentation only as a guide about future possibilities and do not represent actual amounts or assured events.  All the projections and estimates are based exclusively on our company management’s own assessment of its business, the industry in which it works and the economy at large and other operational factors, including capital resources and liquidity, financial condition, fulfillment of contracts and opportunities.  The actual results may differ significantly from the projections.  Potential investors should not make an investment decision based solely on our company’s projections, estimates or expectations. *

Ellery W. Roberts, is the Chief Executive Officer and Founder of 1847 Holdings LLC and has held that position since the inception of the Company. As the founder of 1847, Mr. Roberts brings over 18 years of private equity investing experience to the management team. During his career Mr. Roberts has been directly involved with over $3.0 billion in direct private equity investments. Prior to founding 1847, Mr. Roberts formed RW Capital Partners LLC, an investment manager, approved by the Investment Committee of the U.S. Small Business Administration in 2010 to raise and manage a Small Business Investment Company. Prior to founding RW Capital Partners LLC, Mr. Roberts was a Managing Director of Parallel Investment Partners LP (formerly SKM Growth Investors LP), a Dallas based private equity fund focused on recapitalizations, buyouts and growth capital investments in lower middle market companies throughout the United States. Mr. Roberts was responsible for approximately $400 million in invested capital across two funds. Prior to Parallel, Mr. Roberts was a Vice President with Lazard Freres & Co. working in their Real Estate Principal Investment Area, where he was a senior team member involved in the investment of over $2.4 billion of capital. Prior to joining Lazard in 1997, Mr. Roberts worked at Colony Capital, Inc., where he analyzed and executed transactions for Colony Investors II, L.P., a $625 million private equity fund and prior to that worked in the Corporate Finance Division of Smith Barney, Inc. where he participated in a wide variety of investment banking activities. Mr. Roberts received his B.A. degree in English from Stanford University. * CEO/CIO Background

The Typical Private Equity Fund: Structure LPs of the Fund Limited Partners (Investors) (public pension funds, corporate pension funds, endowments, foundations, sovereign wealth funds, family offices and high net worth individuals) Portfolio Company Portfolio Company Private Equity Fund (A Private Limited Partnership) * Private Equity Firm (General Partner Investor and Manager) LP and Managers of the Fund Portfolio Company Portfolio Company Portfolio Company

The Typical Private Equity Fund: Return Scenario Most private equity funds generate returns for investors by prudently using debt in combination with a discriminate amount of equity to acquire and grow businesses independently, as part of a portfolio of investments that are not cross-collateralized. When the cost of the debt is constant, 100% of the business’ value appreciation in excess of debt service cost accrues to the equity (a dynamic which is very similar to real estate investing, commercial or residential). * $10MM Enterprise Value when Purchased $20MM Enterprise Value when Sold 2 to 5 year Ownership Period

How is Value Created Buy Acquire small businesses at attractive prices prudently using debt… Build Improve the underlying businesses while rewarding investors with current distributions… Sell At an opportune time, successfully sell the business at a sizeable gain… *

1847 HOLDINGS LLC Private Equity Strategy in a Public Company Structure A Disruptive Approach to Private Equity Unprecedented Public Company Transparency Current Dividend Yield and Equity Upside A Freely Tradable Security *

1847 Public Company Structure LLC Members of 1847 (LP Equivalent) LLC Members (Investors) Public equity investors from Institutions to Individuals with No minimums Wholly-Owned Subsidiary Wholly-Owned Subsidiary 1847 Holdings LLC (A Publicly Traded Limited Liability Company) * 1847 Partners LLC (Investor and Managing Member) LLC Members and Managers of 1847 (GP Equivalent) Wholly-Owned Subsidiary Wholly-Owned Subsidiary Wholly-Owned Subsidiary

Successful Track Record: Legacy Transaction * Buy… Purchased a small but profitable consumer driven business for ~3.3x EBITDA; 60% of funding provided by special purpose lending institution; 25% of funding provided by the Seller in the form of a subordinated note; 15% of funding from equity investors Build… Installed a CEO, CFO and COO; Engaged demographic consultant to clearly define the company’s customer; Implemented rigid budgeting process and use of financial dashboards to drive growth and defend existing profitability; Refined the growth strategy of the company through rigorous analysis; Retroactively audited the company’s financial statements to improve transparency of the business for new sources of capital; Acquired a business 4.5x the size of the original platform without investing any additional equity. Sell… Within 24 months of ownership, given the transition from an entrepreneur-led business without the means to prove a why and how with respect to the company’s success, the company is now completely transparent with a narrative that resonates with larger institutional lenders and equity investors; Early indications are a reduction in borrowing cost north of several % points and an equity valuation of > 5x the equity invested

One of 1847’s Prospective Transactions * Buy… Purchase price multiple for services business with strong operating DNA at well below market comparables; ~65% of funding provided by a lower middle market specialty lender; ~17% of funding provided by the Seller; ~21% of funding from equity investors Build… Installing a CEO with a background for rapidly building and restructuring organizations; Insert CFO and bring accounting in-house; Implement rigid budgeting process and use of financial dashboards to drive growth and defend existing profitability; Refine approach to capital expenditures to increase cash profitability; Refined customer acquisition strategy following a 3rd party customer survey; Aggressively pursue tuck-in acquisitions through the adept use of leverage and stock Sell… Closely-monitor the entrepreneur/institution inflection point and preparedness of the company to endure a marketing process Aggressively seek exit options within 12-24 months of closing

Investment Highlights Highly experienced investment manager Structured transaction sourcing process Focused acquisition scope on consumer driven businesses Differentiated value creation strategy Prudent use of external leverage facilitates operating growth and enhances equity risk reward return profile Attractive initial dividend (= or > 10%) with room for growth *